UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201

(Address of principal executive offices) (zip code)
(214) 969-6476

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
Comerica Incorporated (“Comerica”) will make a presentation at the Keefe, Bruyette & Woods 2008 Texas Field Trip on Wednesday, February 20, 2008. Ralph W. Babb Jr., Chairman, President and Chief Executive Officer, Elizabeth S. Acton, Executive Vice President and Chief Financial Officer, and Dale E. Greene, Executive Vice President and Chief Credit Officer, will participate. A copy of the presentation slides, which will be discussed at the Keefe, Bruyette & Woods 2008 Texas Field Trip, is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits
99.1	Keefe, Bruyette & Woods 2008 Texas Field Trip Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED
By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: February 19, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Keefe, Bruyette & Woods 2008 Texas Field Trip Presentation Slides